               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                               FORM 8-K/A NO. 2

                Current report pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                             -------------------

                        Commission File Number 333-21873


      Date of Report (date of earliest event reported): DECEMBER 11, 1997


                             FIRST INDUSTRIAL, L.P.
             (Exact name of Registrant as specified in its Charter)



             DELAWARE                                  36-3924586
     (State or other jurisdiction of               (I.R.S. Employer
     incorporation or organization)                 Identification No.)


           311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                   (Address of principal executive offices)


                                (312) 344-4300
             (Registrant's telephone number, including area code)

                             ITEM 5.  OTHER EVENTS

     Since the filing of First Industrial, L.P.'s (the "Operating Partnership") Form 8-K dated October 30, 1997, the Operating Partnership acquired 83 industrial properties and two land parcels for future development from unrelated parties and one property from a related party during the period November 1, 1997 through December 31, 1997, exclusive of the 64 industrial properties acquired on December 9, 1997 (the "Sealy Acquisition Properties") which have been reported on the Operating Partnership's Form 8-K dated October 30, 1997. The combined purchase price of the 84 industrial properties and two land parcels acquired totaled approximately $162.6 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcels. The 84 industrial properties and two land parcels acquired are described below and were funded with working capital, the issuance of limited partnership units in the Operating Partnership (the "Units"), borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility"), borrowings under the Operating Partnership's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility"), the issuance of other unsecured debt and the assumption of secured debt. The Operating Partnership will operate the facilities as industrial rental property. With respect to the land parcels purchased, the Operating Partnership intends to develop the land parcels and operate the facilities as industrial rental property.

     In connection with the acquisition of 28 of the 84 industrial properties acquired during the period November 1, 1997 through December 31, 1997, the Operating Partnership completed negotiations to acquire an additional industrial property (described below) by March 31, 1998 which will be funded with cash, the issuance of Units and the assumption of debt. The Operating Partnership will operate this property as industrial rental property.

- On November 19, 1997, the Operating Partnership exercised an option that was granted on March 19, 1996 to purchase a 100,000 square foot bulk warehouse property located in Indianapolis, Indiana for approximately $3.3 million. The property was purchased from Shadeland III Associates Limited Partnership, of which, one of the Operating Partnership's Senior Regional Directors was a limited partner. Rental history commenced on August 1, 1997.

- On December 5, 1997, the Operating Partnership purchased three light industrial properties totaling 262,488 square feet located in Tempe, Arizona. The aggregate purchase price for these properties was approximately $18.8 million. The properties were purchased from Opus Estates, L.L.C.

- On December 5, 1997, the Operating Partnership purchased a 174,854 square foot light industrial property located in Tempe, Arizona. The purchase price for the property was approximately $7.5 million. The property was purchased from Opus West, L.L.C. Rental history had not yet commenced as of the date of purchase.

- On December 9, 1997, the Operating Partnership purchased a 100,000 square foot light industrial property located in Hicksville, New York. The purchase price for the property was approximately $3.2 million. The property was purchased from Sulzer Metco (U.S.) Inc. This property was owner occupied prior to purchase.

- On December 11, 1997, the Operating Partnership purchased 28 light industrial properties totaling 919,843 square feet and two land parcels located in Tampa, Florida. The purchase price for these properties and land parcels was approximately $47.3 million which was funded with $45.9 million in cash and the issuance of 42,101 Units valued at $1.4 million. The properties and land parcels were purchased from TR Developers, Thompson & Rubin, TRA Limited, Thompson Center II Joint Venture, Thompson Center Adamo, L.P., Thompson-Rubin Sunventure, Ltd., D.C. Thompson, Ltd., TK Properties and Thompson Center II Joint Venture Land. In connection with this acquisition, the Operating Partnership completed negotiations with TK-SV to acquire an additional 44,427 square foot light industrial property for approximately $3.2 million. This property acquisition will be funded with cash, the issuance of Units and the assumption of debt and is scheduled to close by March 31, 1998.

- On December 16, 1997, the Operating Partnership purchased a 215,000 square foot light industrial property located in Hicksville, New York. The purchase price for the property was approximately $3.3 million. The property was purchased from General Semiconductor, Inc. This property was owner occupied prior to purchase.

- On December 19, 1997, the Operating Partnership purchased a 98,052 square foot light industrial property located in Tempe, Arizona. The purchase price for the property was approximately $10.3 million. The property was purchased from Opus West Corporation. Rental history commenced on November 10, 1997.

- On December 23, 1997, the Operating Partnership purchased 36 light industrial properties totaling 498,233 square feet in Salt Lake City, Utah. The purchase price for these properties was approximately $22.7 million. The properties were purchased from The Equitable Life Assurance Society of the United States.

- On December 23, 1997, the Operating Partnership purchased two light industrial properties totaling 346,819 square feet located in Houston, Texas. The purchase price for these properties was approximately $11.1 million, which was funded with $7.5 million in cash and the assumption of $3.6 million of debt. The property was purchased from Midway Equities Cantex Commercial Properties.

- On December 29, 1997, the Operating Partnership purchased a 255,470 square foot bulk warehouse property located in Hilliard, Ohio for approximately $7.4 million. The property was purchased from Arredondo Children's Trust.

- On December 29, 1997, the Operating Partnership purchased a 21,900 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $.7 million. The property was purchased from The Burmax Company, Inc. This property was owner occupied prior to purchase.

- On December 29, 1997, the Operating Partnership purchased eight light industrial properties totaling 613,040 square feet in Ronkonkama, New York. The purchase price for these properties was approximately $27.0 million. The properties were purchased from The Equitable Life Assurance Society of the United States.

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:

                Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition
                IV Properties - Unaudited.

             * Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition V Properties and Notes thereto with Independent Accountant's report dated December 30, 1997.

             * Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition VI Properties and Notes thereto with Independent Accountant's report dated January 9, 1998.

             * Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition VII Properties and
                Notes thereto with Independent Accountant's report dated January 9, 1998.

                Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition VIII Properties and Notes thereto with Independent Accountant's report dated
                February 17, 1998.


     (b) Pro Forma Financial Information:

                Pro Forma Balance Sheet as of September 30, 1997.

                Pro Forma Statement of Operations for the Nine Months Ended September 30, 1997.

                Pro Forma Statement of Operations for the Year Ended December 31, 1996.


     (c)  Exhibits.


     Exhibits Number  Description
     ---------------  ------------------------------------------
            23        Consent of Coopers & Lybrand L.L.P.,
                      Independent Accountants


             * Previously Filed on the Operating Partnership's Form 8-K/A No. 1 dated December 11, 1997

                         INDEX TO FINANCIAL STATEMENTS

                                                                       PAGE
                                                                      ------
1997 ACQUISITION IV PROPERTIES

  Combined Historical Statements of Revenues and
  Certain Expenses for the 1997 Acquisition IV
  Properties for the Nine Months Ended September 30,
  1997 and the Year Ended December 31, 1996 -
  Unaudited........................................................... 5

1997 ACQUISITION VIII PROPERTIES

   Report of Independent
   Accountants.......................................................... 6

   Combined Historical Statements of Revenues and
   Certain Expenses for the 1997  Acquisition VIII
   Properties for the Nine Months Ended September 30,
   1997 and for the Year Ended December 31,
   1996................................................................. 7

   Notes to Combined Historical Statements of Revenues and Certain
   Expenses............................................................. 8-9

PRO FORMA FINANCIAL INFORMATION

   Pro Forma Balance Sheet as of September 30,
   1997................................................................. 10-12

   Pro Forma Statement of Operations for the Nine Months Ended
   September  30,
   1997................................................................. 13-15

   Notes to Pro Forma Financial
   Statements........................................................... 16-20

   Pro Forma Statement of Operations for the Year Ended December 31,
   1996................................................................. 21-24

   Notes to Pro Forma Financial Statement............................... 25-28

                         1997 ACQUISITION IV PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of four of the 85 properties, of which 84 were acquired during the period November 1, 1997 through December 31, 1997 and one property scheduled to be acquired by January 31, 1998 by First Industrial, L.P. (the "Operating Partnership") (collectively the "1997 Acquisition IV Properties"). These statements are exclusive of 28 properties and one property scheduled to be acquired by March 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired by the Operating Partnership which have been audited and are reported on Form 8-K/A No. 1 dated December 11, 1997, three properties (the "1997 Acquisition VIII Properties") acquired by the Operating Partnership which have been audited and are included elsewhere in this Form 8-K/A No. 2, additional parcels of land for future development, three properties occupied by the previous owner prior to acquisition and two properties in which rental history did not commence prior to September 30, 1997.

     The 1997 Acquisition IV Properties were acquired for an aggregate purchase price of approximately $21.8 million and have an aggregate gross leaseable area of 702,289 square feet. A description of each property is included in Item 5.


<Capion>
                                                       FOR THE NINE            FOR THE
                                                       MONTHS ENDED           YEAR ENDED
                                                    SEPTEMBER 30, 1997    DECEMBER 31, 1996
                                                       (UNAUDITED)           (UNAUDITED)
                                                  --------------------   --------------------
Revenues:
  Rental Income...........................             $1,301                $1,857
  Tenant Recoveries and Other Income......                289                   207
                                                       ------                ------
    Total Revenues........................              1,590                 2,064
                                                       ------                ------
Expenses:
  Real Estate Taxes.......................                165                   217
  Repairs and Maintenance.................                 46                    77
  Property Management.....................                 36                    39
  Utilities...............................                 45                    63
  Insurance...............................                 28                    35
  Other...................................                 17                     5
                                                       ------                ------
    Total Expenses........................                337                   436
                                                       ------                ------
Revenues in Excess of Certain Expenses...              $1,253                $1,628
                                                       ======                ======

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners of First Industrial, L.P.

     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition VIII Properties as described in
Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition VIII Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.2 dated December 11, 1997 of First Industrial, L.P. and is not intended to be a complete presentation of the 1997 Acquisition VIII Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition VIII Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.






                                           COOPERS & LYBRAND L.L.P.

Chicago, Illinois
February 17, 1998

                        1997 ACQUISITION VIII PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



                                                      FOR THE NINE
                                                      MONTHS ENDED            FOR THE
                                                   SEPTEMBER 30, 1997        YEAR ENDED
                                                      (UNAUDITED)        DECEMBER 31, 1996
                                                  -------------------    -----------------
Revenues:
  Rental Income...............................          $1,014                  $373
  Tenant Recoveries and Other Income..........             154                    12
                                                        ------                  ----
    Total Revenues............................           1,168                   385
                                                        ------                  ----
Expenses:
  Real Estate Taxes...........................             164                   ---
  Repairs and Maintenance.....................              48                    22
  Utilities...................................              17                    10
  Insurance...................................              10                    13
                                                        ------                  ----
    Total Expenses............................             239                    45
                                                        ------                  ----
Revenues in Excess of Certain Expenses........           $ 929                  $340
                                                         =====                  ====


    The accompanying notes are an integral part of the financial statements.

                       1997 ACQUISITION VIII PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of three properties acquired by First Industrial, L.P. (the "Operating Partnership") on December 5, 1997 (the "1997 Acquisition VIII Properties").

     The 1997 Acquisition VIII Properties were acquired for an aggregate purchase price of approximately $18.8 million.

                                   SQUARE
                       # OF         FEET               DATE              DATE RENTAL
METROPOLITAN AREA   PROPERTIES   (UNAUDITED)         ACQUIRED         HISTORY COMMENCED
-----------------   ------------------------    ----------------------  -----------------
Tempe, Arizona       1                63,720        December 5, 1997    April 1, 1996
Tempe, Arizona       1                99,384        December 5, 1997  November 1, 1996
Tempe, Arizona       1                99,384        December 5, 1997    March 1, 1997
                   -------------------------
TOTAL                3               262,488
                   =========================

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition VIII Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                       1997 ACQUISITION VIII PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

3. FUTURE RENTAL REVENUES

     The 1997 Acquisition VIII Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:

                                         1997
                                    Acquisition VIII
                                      Properties
                                    ----------------
              1997                     $1,401
              1998                      2,250
              1999                      2,250
              2000                      2,329
              2001                      2,374
              Thereafter                9,477
                                      -------
              Total                   $20,081
                                      =======

                            FIRST INDUSTRIAL, L.P.
                           PRO FORMA BALANCE SHEET
                           AS OF SEPTEMBER 30, 1997
                            (DOLLARS IN THOUSANDS)


                                                               Punia         Pacifica         Sealy           1997
                                             First          Acquisition A   Acquisition    Acquisition   Acquisition IIa
                                        Industrial, L.P.     Properties      Properties    Properties       Properties     Subtotal
                                          (Historical)      (Historical)    (Historical)   (Historical)    (Historical)     Carry
                                           Note 2(a)         Note 2(b)      Note 2(c)     Note 2(d)       Note 2(e)        Forward
                                          ----------         ---------      ---------     ---------       ---------      ----------
ASSETS
  Assets:
    Investment in Real Estate:
      Land............................    $  103,005         $ 1,044       $  29,040        $ 19,891       $  4,413      $  157,393
      Buildings and Improvements......       559,929           5,919         164,560         112,716         25,007         868,131
      Construction in Progress........         1,811              --              --              --             --           1,811
      Less: Accumulated Depreciation..       (17,097)             --              --              --             --         (17,097)
                                          ----------         -------       ---------        --------       --------      ----------
      Net Investment in Real Estate...       647,648           6,963         193,600         132,607         29,420       1,010,238
    Investment in Other Real Estate
      Partnerships....................       598,067              --              --              --             --         598,067
    Cash and Cash Equivalents.........            --          (5,796)       (171,094)        (99,625)       (18,647)       (295,162)
    Tenant Accounts Receivable, Net...         3,328              --              --              --             --           3,328
    Deferred Rent Receivable..........         2,182              --              --              --             --           2,182
    Deferred Financing Costs, Net.....         4,657              --              --              --             --           4,657
    Prepaid Expenses and Other
      Assets, Net.....................        21,765              --              --              --             --          21,765
                                          ----------         -------       ---------        --------       --------      ----------
     Total Assets.....................    $1,277,647         $ 1,167       $  22,506        $ 32,982       $ 10,773      $1,345,075
                                          ==========         =======       =========        ========       ========      ==========
LIABILITIES AND
    PARTNERS' CAPITAL
  Liabilities:
    Mortgage Loans Payable............    $   49,479         $    --       $      --        $  7,996       $  4,195      $   61,670
    Senior Unsecured Debt.............       349,170              --              --              --             --         349,170
    Acquisition Facilities Payable....        92,600              --              --              --             --          92,600
    Accounts Payable and
      Accrued Expenses................        25,127              --              --              --             --          25,127
    Rents Received in Advance
      and Security Deposits...........         5,834              --              --              --             --           5,834
    Distributions Payable.............        17,706              --              --              --             --          17,706
                                          ----------         -------       ---------        --------       --------      ----------
        Total Liabilities.............       539,916              --              --           7,996          4,195         552,107
                                          ----------         -------       ---------        --------       --------      ----------

Commitments and Contingencies.........           --               --              --              --             --              --
  Partners' Capital:
  General Partner.....................       645,201             ---              --              --             --         645,201
  Limited Partners....................        92,530           1,167          22,506          24,986          6,578         147,767
                                          ----------         -------       ---------        --------       --------      ----------
      Total Partners' Capital.........       737,731           1,167          22,506          24,986          6,578         792,968
                                          ----------         -------       ---------        --------       --------      ----------
      Total Liabilities and
        Partners' Capital.............    $1,277,647         $ 1,167       $  22,506        $ 32,982       $ 10,773      $1,345,075
                                          ==========         =======       =========        ========       ========      ==========

         The accompanying notes are an integral part of the pro forma financial statement.

                            FIRST INDUSTRIAL, L.P.
                           PRO FORMA BALANCE SHEET
                           AS OF SEPTEMBER 30, 1997
                            (DOLLARS IN THOUSANDS)

                                                            1997           1997            1997           1997
                                                         Acquisition    Acquisition     Acquisition   Acquisition
                                                             III            IV               V             VI
                                           Subtotal      Properties     Properties       Properties    Properties        Subtotal
                                            Carry       (Historical)   (Historical)     (Historical)  (Historical)        Carry
                                           Forward       Note 2(f)      Note 2(g)        Note 2(h)     Note 2(i)         Forward
                                         -----------    -------------  -------------    ------------  ------------       --------
ASSETS
  Assets:
    Investment in Real Estate:
      Land ...........................   $   157,393       $  2,657       $  3,271       $  7,579       $  3,398       $   174,298
      Buildings and Improvements .....       868,131         15,053         18,536         42,946         19,252           963,918
      Construction in Progress .......         1,811             --             --             --             --             1,811
      Less: Accumulated Depreciation .       (17,097)            --             --             --             --           (17,097)
                                         -----------       --------       --------       --------       --------       -----------
        Net Investment in Real Estate      1,010,238         17,710         21,807         50,525         22,650         1,122,930
Investment in Other Real Estate
        Partnerships .................       598,067            --             --             --             --            598,067
Cash and Cash Equivalents ............      (295,162)       (17,710)       (18,209)       (49,048)       (22,650)         (402,779)
Tenant Accounts Receivable, Net ......         3,328             --             --             --             --             3,328
Deferred Rent Receivable .............         2,182             --             --             --             --             2,182
Deferred Financing Costs, Net ........         4,657             --             --             --             --             4,657
Prepaid Expenses and Other
        Assets, Net ..................        21,765             --             --             --             --            21,765
                                         -----------       --------       --------       --------       --------       -----------
        Total Assets .................   $ 1,345,075       $     --       $  3,598       $  1,477       $     --       $ 1,350,150
                                         ===========       ========       ========       ========       ========       ===========

LIABILITIES AND
        PARTNERS' CAPITAL
  Liabilities:
    Mortgage Loans Payable ...........   $    61,670       $     --       $  3,598       $     --       $     --       $    65,268
    Senior Unsecured Debt ............       349,170             --             --             --             --           349,170
    Acquisition Facilities Payable ...        92,600             --             --             --             --            92,600
    Accounts Payable and
        Accrued Expenses .............        25,127             --             --             --             --            25,127
    Rents Received in Advance
        and Security Deposits ........         5,834             --             --             --             --             5,834
    Distributions Payable ............        17,706             --             --             --             --            17,706
                                         -----------       --------       --------       --------       --------       -----------
        Total Liabilities ............       552,107             --          3,598             --             --           555,705
                                         -----------       --------       --------       --------       --------       -----------
Commitments and Contingencies ........          --               --             --             --             --                --
  Partners' Capital:
    General Partner ..................       645,201             --             --             --             --           645,201
    Limited Partners .................       147,767             --             --          1,477             --           149,244
                                         -----------       --------       --------       --------       --------       -----------
        Total Partners' Capital ......       792,968             --             --          1,477             --           794,445
                                         -----------       --------       --------       --------       --------       -----------
        Total Liabilities and
          Partners' Capital ..........   $ 1,345,075       $     --       $  3,598       $  1,477       $     --       $ 1,350,150
                                         ===========       ========       ========       ========       ========       ===========

     The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)





                                                                       1997             1997
                                                                   Acquisition      Acquisition
                                                                       VII              VIII
                                                      Subtotal      Properties       Properties        Pro Forma          First
                                                       Carry       (Historical)     (Historical)      Adjustments    Industrial L.P.
                                                      Forward       Note 2 (j)       Note 2 (k)        Note 2 (l)      Pro Forma
                                                    -----------    -------------  -------------      ------------    ---------------
ASSETS
  Assets:
    Investment in Real Estate:
      Land ..................................       $   174,298        $  4,050        $  2,820        $   3,741        $   184,909
      Buildings and Improvements ............           963,918          22,947          15,980           21,198          1,024,043
      Construction in Progress ..............             1,811              --              --               --              1,811
      Less: Accumulated Depreciation ........           (17,097)             --              --               --            (17,097)
                                                    -----------        --------        --------        ---------        -----------
        Net Investment in Real Estate .......         1,122,930          26,997          18,800           24,939          1,193,666

    Investment in Other Real Estate
        Partnerships ........................           598,067              --              --               --            598,067
  Cash and Cash Equivalents .................          (402,779)        (26,997)        (18,800)         448,576                 --
  Tenant Accounts Receivable, Net ...........             3,328              --              --               --              3,328
  Deferred Rent Receivable ..................             2,182              --              --               --              2,182
  Deferred Financing Costs, Net .............             4,657              --              --               --              4,657
  Prepaid Expenses and Other
        Assets, Net .........................            21,765              --              --               --             21,765
                                                    -----------        --------        --------        ---------        -----------
        Total Assets ........................       $ 1,350,150        $    --         $     --          473,515        $ 1,823,665
                                                    ===========        ========        ========        =========        ===========

LIABILITIES AND
        PARTNERS' CAPITAL
  Liabilities:
    Mortgage Loans Payable ..................       $    65,268        $     --        $     --          $    --             65,268
    Senior Unsecured Debt ...................           349,170              --              --          299,808            648,978
    Acquisition Facilities Payable ..........            92,600              --              --           (3,503)            89,097
    Accounts Payable and
        Accrued Expenses ....................            25,127              --              --               --             25,127
    Rents Received in Advance
        and Security Deposits ...............             5,834              --              --               --              5,834
    Distributions Payable ...................            17,706              --              --               --             17,706
                                                    -----------        --------        --------        ---------        -----------
        Total Liabilities ...................           555,705              --              --          296,305            852,010
                                                    -----------        --------        --------        ---------        -----------
Commitments and Contingencies ...............                --              --              --               --                 --
  Partners' Capital:
    General Partner .........................           645,201              --              --          177,210            822,411

    Limited Partners ........................           149,244              --              --               --            149,244
                                                    -----------        --------        --------        ---------        -----------
        Total Partners' Capital .............           794,445              --              --          177,210            971,655
                                                    -----------        --------        --------        ---------        -----------

        Total Liabilities and
          Partners' Capital .................       $ 1,350,150        $     --        $     --        $ 473,515        $ 1,823,665
                                                    ===========        ========        ========        =========        ===========

     The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)





                                                                                                            1997
                                      First         1997         Lazarus       Punia       Other 1997    Acquisition
                                   Industrial,  Acquisition       Burman       First      Acquisition        I
                                       L.P.      Property       Properties   Properties    Properties    Properties   Subtotal
                                  (Historical)  (Historical)   (Historical) (Historical)  (Historical)  (Historical)   Carry
                                   Note 3(a)     Note 3(b)      Note 3(c)    Note 3(d)     Note 3(e)     Note 3(f)    Forward
                                  ------------  ------------   ------------ ------------  ------------  ------------- --------
REVENUES:
  Rental Income ..................    $51,778       $20           $1,501       $5,354       $  952         $550       $60,155
  Tenant Recoveries and
    Other Income .................     12,532         5              374        1,157          461          236        14,765
                                      -------       ---           ------       ------       ------         ----       -------
      Total Revenues .............     64,310        25            1,875        6,511        1,413          786        74,920
                                      -------       ---           ------       ------       ------         ----       -------
EXPENSES:
  Real Estate Taxes ..............     11,056         4              396          983          431          194        13,064
  Repairs and Maintenance ........      2,563         1              119          267           48           31         3,029
  Property Management ............      2,503         1               59          124           15           22         2,724
  Utilities ......................      1,891         3               77          268            6            1         2,246
  Insurance ......................        154        --               22           85            8            5           274
  Other ..........................        690        --               37           --           --           --           727
  General and Administrative .....      3,918        --               --           --           --           --         3,918
  Interest Expense ...............     16,297        --               --           --           --           --        16,297
  Amortization of Interest
    Rate Protection Agreements
    and Deferred Financing
    Costs ........................        175        --               --           --           --           --           175
Depreciation and Other
  Amortization ...................     10,132        --               --           --           --           --        10,132
                                      -------       ---           ------       ------       ------         ----       -------
      Total Expenses .............     49,379         9              710        1,727          508          253        52,586
                                      -------       ---           ------       ------       ------         ----       -------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item .............     14,931        16            1,165        4,784          905          533        22,334
Disposition of Interest Rate
  Protection Agreements ..........      4,038        --               --           --           --           --         4,038
Gain on Sales of Properties ......        537        --               --           --           --           --           537
                                      -------       ---           ------       ------       ------         ----       -------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item .............     19,506        16            1,165        4,784          905          533        26,909
Equity in Income of Other Real
  Estate Partnerships ............     19,502        --               --           --           --           --        19,502
                                      -------       ---           ------       ------       ------         ----       -------
Income Before Extraordinary
  Item ...........................    $39,008       $16           $1,165       $4,784       $  905         $533       $46,411
                                      =======       ===           ======       ======       ======         ====       =======


     The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)






                                                                                1997           1997          1997
                                                 Pacifica         Sealy      Acquisition    Acquisition   Acquisition
                                                Acquisition    Acquisition       II             III           IV
                                  Subtotal      Properties      Properties    Properties    Properties     Properties     Subtotal
                                   Carry       (Historical)    (Historical)  (Historical)  (Historical)   (Historical)     Carry
                                  Forward       Note 3(g)       Note 3(h)     Note 3(i)     Note 3(j)      Note 3(k)      Forward
                                  --------     -------------   ------------  ------------  -------------  ------------    --------
REVENUES:
  Rental Income ..............     $60,155        $13,400        $12,169        $4,474        $1,437        $1,301        $ 92,936
  Tenant Recoveries and
    Other Income .............      14,765          2,925          1,452         1,080           182           289          20,693
                                   -------        -------        -------        ------        ------        ------        --------
      Total Revenues .........      74,920         16,325         13,621         5,554         1,619         1,590         113,629
                                   -------        -------        -------        ------        ------        ------        --------
EXPENSES:
  Real Estate Taxes ..........      13,064          1,802          1,646         1,372           157           165          18,206
  Repairs and Maintenance ....       3,029          1,410          1,354           235           109            46           6,183
  Property Management ........       2,724            638            587           195            66            36           4,246
  Utilities ..................       2,246            459            364            34            44            45           3,192
  Insurance ..................         274             86            189            41            11            28             629
  Other ......................         727             40           --               4            40            17             828
  General and Administrative .       3,918             --             --            --            --            --           3,918
  Interest Expense ...........      16,297             --             --            --            --            --          16,297
  Amortization of Interest
    Rate Protection Agreements
    and Deferred Financing
    Costs ....................         175             --             --            --            --            --             175
Depreciation and Other
  Amortization ...............      10,132             --             --            --            --            --          10,132
                                   -------        -------        -------        ------        ------        ------        --------
      Total Expenses .........      52,586          4,435          4,140         1,881           427           337          63,806
                                   -------        -------        -------        ------        ------        ------        --------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item .........      22,334         11,890          9,481         3,673         1,192         1,253          49,823
Disposition of Interest Rate
  Protection Agreements ......       4,038             --             --            --            --            --           4,038
Gain on Sales of Properties ..         537             --             --            --            --            --             537
                                   -------        -------        -------        ------        ------        ------        --------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item .........      26,909         11,890          9,481         3,673         1,192         1,253          54,398
Equity in Income of Other Real
  Estate Partnerships ........      19,502             --             --            --            --            --          19,502
                                   -------        -------        -------        ------        ------        ------        --------
Income Before Extraordinary
  Item .......................     $46,411        $11,890        $ 9,481        $3,673        $1,192        $1,253        $ 73,900
                                   =======        =======        =======        ======        ======        ======        ========

     The accompanying notes are an integral part of the pro forma financial statement.

                            FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)





                                                           1997             1997           1997
                                                       Acquisition      Acquisition    Acquisition
                                                            V               VI             VII
                                        Subtotal        Properties       Properties     Properties
                                         Carry         (Historical)     (Historical)   (Historical)
                                        Forward         Note 3(l)        Note 3(m)      Note 3(n)
                                       ----------     -------------    -------------   -------------
REVENUES:
 Rental Income ...............          $ 92,936          $  4,373        $  1,622        $  2,506
 Tenant Recoveries and
   Other Income ..............            20,693               611             435             412
                                        --------          --------        --------        --------
    Total Revenues ...........           113,629             4,984           2,057           2,918
                                        --------          --------        --------        --------
EXPENSES:
 Real Estate Taxes ...........            18,206               559             148             580
 Repairs and Maintenance .....             6,183               380             106             354
 Property Management .........             4,246               186             107              45
 Utilities ...................             3,192               140              28             135
 Insurance ...................               629                65              19              27
 Other .......................               828                60              27               6
 General and Administrative ..             3,918                --              --              --
 Interest Expense ............            16,297                --              --              --
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs ......................               175                --              --              --
Depreciation and Other
 Amortization ................            10,132                --              --              --
                                        --------          --------        --------        --------
   Total Expenses ............            63,806             1,390             435           1,147
                                        --------          --------        --------        --------
Income Before Disposition of
 Interest Rate Protection
 Agreements, Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item ..........            49,823             3,594           1,622           1,771
Disposition of Interest Rate
  Protection Agreements ......             4,038                --              --              --
Gain on Sales of Properties ..               537                --              --              --
                                        --------          --------        --------        --------
Income Before Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item ..........            54,398             3,594           1,622           1,771
Equity in Income of Other Real
 Estate Partnerships .........            19,502                --              --              --
                                        ========          ========        ========        ========
Income Before Extraordinary
 Item ........................          $ 73,900          $  3,594        $  1,622        $  1,771
                                        ========          ========        ========        ========
                                                1997
                                            Acquisition                                   First
                                               VIII                 Pro Forma         Industrial,
                                      Properties (Historical)       Adjustments            L.P.
                                             Note 3(o)              Note 3(p)          Pro Forma
                                      ----------------------     ----------------    -------------
REVENUES:
 Rental Income ...............                $  1,014                $     --             $102,451
                                              --------                --------             --------
 Tenant Recoveries and
   Other Income ..............                     154                      --               22,305
    Total Revenues ...........                   1,168                      --              124,756
                                              --------                --------             --------
EXPENSES:
 Real Estate Taxes ...........                     164                      --               19,657
 Repairs and Maintenance .....                      48                      --                7,071
 Property Management .........                      --                      --                4,584
 Utilities ...................                      17                      --                3,512
 Insurance ...................                      10                      --                  750
 Other .......................                      --                      --                  921
 General and Administrative ..                      --                      --                3,918
 Interest Expense ............                      --                  12,276               28,573
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs ......................                      --                      --                  175
Depreciation and Other
 Amortization ................                      --                   9,715               19,847
                                              --------                --------             --------
   Total Expenses ............                     239                  21,991               89,008
                                              --------                --------             --------
Income Before Disposition of
 Interest Rate Protection
 Agreements, Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item ..........                     929                 (21,991)              35,748
Disposition of Interest Rate
  Protection Agreements ......                      --                      --                4,038
Gain on Sales of Properties ..                      --                      --                  537
                                              --------                --------             --------
Income Before Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item ..........                     929                 (21,991)              40,323
Equity in Income of Other Real
 Estate Partnerships .........                      --                     371               19,873
                                              ========                ========             ========
Income Before Extraordinary
 Item ........................                $    929                $(21,620)            $ 60,196
                                              ========                ========             ========

The accompanying notes are an integral part of the pro forma financial statement.

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 88.3% ownership interest at September 30, 1997.

     The accompanying unaudited pro forma balance sheet and unaudited pro forma statement of operations for the Operating Partnership reflect the historical financial position of the Operating Partnership as of September 30, 1997, the historical operations of the Operating Partnership for the period January 1, 1997 through September 30, 1997, the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are included in Amendment No. 3 to Form S-3 dated April 30, 1997, 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 33 properties acquired through December 5, 1997 (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No. 1 dated June 30, 1997, 9 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 93 properties on October 30, 1997, two properties on December 4, 1997 and 10 properties on January 30, 1998 (together, the "Pacifica Acquisition Properties"), 64 properties acquired on December 9, 1997 (the "Sealy Acquisition Properties"), 23 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") and seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997, 28 properties and one property scheduled to be acquired by March 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired during the period November 1, 1997 through December 31, 1997 which are reported on Form 8-K/A No.1 dated December 11, 1997 and four properties (the "1997 Acquisition IV Properties") and three properties (the "1997 Acquisition VIII Properties") acquired during the period November 1, 1997 through December 31, 1997 reported on this Form 8-K/A No.2.

     The accompanying unaudited pro forma balance sheet as of September 30, 1997 has been prepared based upon certain pro forma adjustments to the historical September 30, 1997 balance sheet of the Operating Partnership. The unaudited pro forma balance sheet as of September 30, 1997 has been prepared as if the properties acquired subsequent to September 30, 1997 had been acquired on September 30, 1997 and the issuance of 5,400,000 general partnership units in the Operating Partnership (the "Units") on October 15, 1997 (the "October 1997 Capital Contribution"), the assumption of $15.8 million of secured debt, the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes") and the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes") had occurred on September 30, 1997.

     The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 1997 has been prepared based upon certain pro forma adjustments to the historical September 30, 1997 statement of operations of the Operating Partnership. The unaudited pro forma statement of operations for the nine months ended September 30, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed. In addition, the unaudited pro forma statement of operations is prepared as if the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution"), the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution"), the 637,440 Units issued on September 16, 1997 (the "September 1997 Capital Contribution"), the October 1997 Capital Contribution, the assumption of $20.3 million of secured debt, the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes had been completed on January 1, 1996.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

     The unaudited pro forma balance sheet is not necessarily indicative of what the Operating Partnership's financial position would have been as of September 30, 1997 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Operating Partnership. The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the nine months ended September 30, 1997 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.

2.      BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1997

 (a) The historical balance sheet reflects the financial position of the Operating Partnership as of September 30, 1997 as reported in the Operating Partnership's Form 10-Q for the quarter ended September 30, 1997.

 (b) Represents the portion of the Punia Acquisition Properties that were acquired subsequent to September 30, 1997 (the "Punia Acquisition A Properties") as if the acquisition had occurred on September 30, 1997. The Punia Acquisition A Properties were acquired in a purchase transaction for approximately $7.0 million which was funded with $5.8 million in cash and the issuance of 39,364 Units valued at $1.2 million.

 (c) Represents the purchase of the Pacifica Acquisition Properties as if the acquisition had occurred on September 30, 1997. The Pacifica Acquisition Properties were acquired in a purchase transaction for approximately $193.6 million which was funded with $171.1 million in cash and the issuance of 679,748 Units valued at $22.5 million.

 (d) Represents the purchase of the Sealy Acquisition Properties as if the acquisition had occurred on September 30, 1997. The Sealy Acquisition Properties were acquired in a purchase transaction for approximately $132.6 million which was funded with $99.6 million in cash, the assumption of $8.0 million of mortgage debt and the issuance of 717,375 Units valued at $25.0 million.

 (e) Represents the portion of the 1997 Acquisition II Properties that were acquired subsequent to September 30, 1997 (the "1997 Acquisition IIa Properties") as if the acquisitions had occurred on September 30, 1997. The 1997 Acquisition IIa Properties were acquired in a purchase transaction for approximately $29.4 million which was funded with $18.6 million in cash, the assumption of $4.2 million of mortgage debt and the issuance of 199,226 Units valued at $6.6 million.

 (f) Represents the purchase of the 1997 Acquisition III Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition III Properties were acquired in a purchase transaction for approximately $17.7 million which was funded with cash.

 (g) Represents the purchase of the 1997 Acquisition IV Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition IV Properties were acquired in a purchase transaction for approximately $21.8 million which was funded with $18.2 million in cash and the assumption of $3.6 million of mortgage debt.

 (h) Represents the purchase of the 1997 Acquisition V Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition V Properties were acquired in a purchase transaction for approximately $50.5 million which was funded with $49.1 million in cash and the issuance of 42,101 Units valued at $1.4 million.

 (i) Represents the purchase of the 1997 Acquisition VI Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition VI Properties were acquired in a purchase transaction for approximately $22.7 million which was funded with cash.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (j) Represents the purchase of the 1997 Acquisition VII Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition VII Properties were acquired in a purchase transaction for approximately $27.0 million which was funded with cash.

 (k) Represents the purchase of the 1997 Acquisition VIII Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition VIII Properties were acquired in a purchase transaction for approximately $18.8 million which was funded with cash.

 (l) Represents the adjustments needed to present the pro forma balance sheet as of September 30, 1997 as if the properties that were occupied by the previous owner prior to acquisition that were acquired subsequent to September 30, 1997 had been acquired on September 30, 1997 and the October 1997 Capital Contribution, borrowings subsequent to September 30, 1997 under the Operating Partnerships unsecured revolving credit facilities, the issuance of the 2005 Notes, the issuance of the 2006 Notes and the issuance of the 2017 Notes had occurred on September 30, 1997.

3. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1997

 (a) The historical operations reflect the operations of the Operating Partnership for the period January 1, 1997 through September 30, 1997 as reported in the Operating Partnership's Form 10-Q for the quarter ended September 30, 1997.

 (b) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1997 through the acquisition date of this property on January 9, 1997.

 (c) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1997 through January 31, 1997.

 (d) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1997 through June 30, 1997.

 (e) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (f) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (g) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1,
      1997 through September 30, 1997.

 (h) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1997 through September 30, 1997.

 (i)  The historical operations reflect the operations of the 1997
      Acquisition II Properties for the period January 1,   1997 through the
      earlier of September 30, 1997 or their respective acquisition dates.

 (j) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1997 through September 30, 1997.

 (k) The historical operations reflect the operations of the 1997 Acquisition IV Properties for the period January 1, 1997 through September 30, 1997.

]
                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (l)  The historical operations reflect the operations of the 1997
      Acquisition V Properties for the period January 1, 1997 through September 30, 1997.

 (m) The historical operations reflect the operations of the 1997 Acquisition VI Properties for the period January 1, 1997 through September 30, 1997.

 (n) The historical operations reflect the operations of the 1997 Acquisition VII Properties for the period January 1, 1997 through September 30, 1997.

 (o) The historical operations reflect the operations of the 1997 Acquisition VIII Properties for the period January 1, 1997 through September 30, 1997.

 (p) In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the purchase of the Sealy Acquisition Properties, the Operating Partnership assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan I"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the purchase of the 1997 Acquisition II Properties, the Operating Partnership assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   In connection with the purchase of the 1997 Acquisition IV Properties, the Operating Partnership assumed a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus 1% under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") or LIBOR plus .8% for borrowings under the Operating Partnership's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties, the 1997 Acquisition VII Properties and the 1997 Acquisition VIII Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contribution and Series C Preferred Capital Contribution and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Capital Contribution and the October 1997 Capital Contribution and also reflects an increase in interest expense due to the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes as if such unsecured debt was outstanding as of January 1, 1996.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


   The depreciation and amortization adjustments reflect the charges for the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties, the 1997 Acquisition VII Properties and the 1997 Acquisition VIII Properties from January 1, 1997 through the earlier of their respective acquisition date or September 30, 1997 as if such properties were acquired on January 1, 1996.

   The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of an acquisition made by First Industrial Pennsylvania Partnership, L.P. and the operations of an acquisition made by First Industrial Financing Partnership, L.P.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)



                                           First               First                Other
                                          Industial,         Highland             Acquisition       Acquisition
                                            L.P.             Properties            Properties        Properties
                                         (Historical)        (Historical)         (Historical)      (Historical)
                                          Note 2(a)          Note 2(b)             Note 2(c)          Note (d)
                                        -------------      ---------------      ----------------    ---------------
REVENUES:
 Rental Income ...............              $29,166             $ 1,385               $ 1,029             $ 2,893
 Tenant Recoveries and
  Other Income ...............                8,421                  99                   218                 469
                                            -------             -------               -------             -------
   Total Revenues ............               37,587               1,484                 1,247               3,362
                                            -------             -------               -------             -------
EXPENSES:
 Real Estate Taxes ...........                6,109                 129                   237                 519
 Repairs and Maintenance .....                1,071                  89                    45                 139
 Property Management .........                1,153                  62                    40                 109
 Utilities ...................                1,047                 153                    21                  68
 Insurance ...................                  271                  23                    14                  44
 Other .......................                  284                  --                    --                  --
 General and Administrative ..                4,014                  --                    --                  --
 Interest Expense ............                4,685                  --                    --                  --
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs ...                  196                  --                    --                  --
Depreciation and Other
 Amortization ................                6,310                  --                    --                  --
                                            -------             -------               -------             -------
  Total Expenses .............               25,140                 456                   357                 879
                                            -------             -------               -------             -------
Income Before Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item ..........               12,447               1,028                   890               2,483
Gain on Sale of Properties ...                4,344                  --                    --                  --
                                            -------             -------               -------             -------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item .........               16,791               1,028                   890               2,483
Equity in Income of Other Real
  Estate Partnerships ........               20,130                  --                    --                  --
Income Before Extraordinary
  Item .......................              $36,921             $ 1,028               $   890             $ 2,483
                                            =======             =======               =======             =======
                                        1996                1997
                                     Acquisition        Acquisition
                                     Properties           Property
                                    (Historical)        (Historical)         Subtotal
                                     Note 2(e)           Note 2(f)        Carry Forward
                                   -------------      ---------------    ----------------
REVENUES:
 Rental Income ...............          $ 7,601          $   948              $43,022
 Tenant Recoveries and
  Other Income ...............              944              210               10,361
                                        -------          -------              -------
   Total Revenues ............            8,545            1,158               53,383
                                        -------          -------              -------
EXPENSES:
 Real Estate Taxes ...........            1,283              167                8,444
 Repairs and Maintenance .....              539               62                1,945
 Property Management .........              354               30                1,748
 Utilities ...................               30              135                1,454
 Insurance ...................               65               --                  417
 Other .......................                2               --                  286
 General and Administrative ..               --               --                4,014
 Interest Expense ............               --               --                4,685
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs ...               --               --                  196
Depreciation and Other
 Amortization ................               --               --                6,310
                                        -------          -------              -------
  Total Expenses .............            2,273              394               29,499
                                        -------          -------              -------
Income Before Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item ..........            6,272              764               23,884
Gain on Sale of Properties ...               --               --                4,344
                                        -------          -------              -------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item .........            6,272              764               28,228
Equity in Income of Other Real
  Estate Partnerships ........               --               --               20,130
                                        -------          -------              -------
Income Before Extraordinary
  Item .......................          $ 6,272          $   764              $48,358
                                        =======          =======              =======


The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)




                                                                      Lazarus             Punia             Other 1997
                                                                      Burman           Acquisition          Acquisition
                                                     Subtotal       Properties         Properties            Properties
                                                      Carry        (Historical)       (Historical)          (Historical)
                                                     Forward        Note 2(g)           Note 2(h)             Note 2(i)
                                                     -------        ----------        ---------------       -----------
REVENUES:
 Rental Income........................                $43,022        $18,606              $10,448            $2,749
 Tenant Recoveries and Other
   Income.............................                 10,361          4,636                2,668               987
                                                      -------        -------              -------            ------
    Total Revenues....................                 53,383         23,242               13,116             3,736
                                                      -------        -------              -------            ------
EXPENSES:
 Real Estate Taxes....................                  8,444          4,767                1,908             1,051
 Repairs and Maintenance..............                  1,945          1,477                  795                99
 Property Management..................                  1,748            732                  329                60
 Utilities............................                  1,454            959                  586                27
 Insurance............................                    417            275                  160                23
 Other................................                    286            457                  218               ---
General and Administrative...                           4,014            ---                  ---               ---
Interest Expense......................                  4,685            ---                  ---               ---
Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs............                    196            ---                  ---               ---
Depreciation and Other
  Amortization........................                  6,310            ---                  ---               ---
                                                      -------        -------              -------            ------
    Total Expenses....................                 29,499          8,667                3,996             1,260
                                                      -------        -------              -------            ------
Income Before Gain on Sales
  of Properties, Equity in
  Income of Other Real Estate
  Partnerships and
  Extraordinary Item..................                 23,884         14,575                9,120             2,476
Gain on Sales of Properties...........                  4,344            ---                  ---               ---
                                                      -------        -------              -------            ------
Income Before Equity in
  Income of Other Real Estate
  Partnerships and
  Extraordinary Item..................                 28,228         14,575                9,120             2,476
Equity in Income of Other
  Real Estate Partnerships............                 20,130            ---                  ---               ---
                                                      -------        -------              -------            ------
Income Before Extraordinary
  Item................................                $48,358        $14,575               $9,120            $2,476
                                                      =======        =======              =======            ======


                                                                    1997
                                                                  Acquisition
                                                                     I
                                                                  Properties              Subtotal
                                                                  (Historical)              Carry
                                                                  Note  2(j)               Forward
                                                                  -----------              -------
REVENUES:
 Rental Income........................                               $1,451                $76,276
 Tenant Recoveries and Other
   Income.............................                                  648                 19,300
                                                                     ------                -------
    Total Revenues....................                                2,099                 95,576

EXPENSES:
 Real Estate Taxes....................                                  490                 16,660
 Repairs and Maintenance..............                                  102                  4,418
 Property Management..................                                   54                  2,923
 Utilities............................                                    7                  3,033
 Insurance............................                                   22                    897
 Other................................                                  ---                    961
General and Administrative...                                           ---                  4,014
Interest Expense......................                                  ---                  4,685
Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs............                                  ---                    196
Depreciation and Other
  Amortization........................                                  ---                  6,310
                                                                     ------                -------
    Total Expenses....................                                  675                 44,097
                                                                     ------                -------
Income Before Gain on Sales
  of Properties, Equity in
  Income of Other Real Estate
  Partnerships and
  Extraordinary Item..................                                1,424                 51,479
Gain on Sales of Properties...........                                  ---                  4,344
                                                                     ------                -------
Income Before Equity in
  Income of Other Real Estate
  Partnerships and
  Extraordinary Item..................                                1,424                 55,823
Equity in Income of Other
  Real Estate Partnerships............                                  ---                 20,130
                                                                     ------                -------
Income Before Extraordinary
  Item................................                               $1,424                $75,953
                                                                     ======                =======



The accompanying notes are an integral part of the pro forma financial statement.
                                      22

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)






                                                                                    Pacifica                 Sealy
                                                                                   Acquisition            Acquisition
                                                          Subtotal                 Properties              Properties
                                                           Carry                  (Historical)            (Historical)
                                                          Forward                   Note 2(k)              Note 2(l)
REVENUES:                                               ----------               -------------           --------------
Rental Income.........................                     $76,276                  $16,849              $15,163
Tenant Recoveries and
  Other Income........................                      19,300                    3,453                1,546
    Total Revenues....................                      95,576                   20,302               16,709
                                                           -------                  -------              -------
EXPENSES:
  Real Estate Taxes...................                       16,660                   2,521                2,068
  Repairs and Maintenance.............                        4,418                   1,554                1,546
  Property Management.................                        2,923                     767                  700
  Utilities...........................                        3,033                     547                  329
  Insurance...........................                          897                     116                  264
  Other...............................                          961                     155                  ---
  General and Administrative..........                        4,014                     ---                  ---
  Interest Expense....................                        4,685                     ---                  ---
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs..........                          196                     ---                  ---
  Depreciation and Other
    Amortization......................                        6,310                     ---                  ---
    Total Expenses....................                       44,097                   5,660                4,907
                                                            -------                 -------              -------
Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item..................                       51,479                  14,642               11,802
Gain on Sale of Properties............                        4,344                     ---                  ---
                                                                                    -------              -------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item..................                       55,823                  14,642               11,802
Equity in Income of Other Real
  Estate Partnerships.................                       20,130                     ---                  ---
Income Before Extraordinary
  Item................................                      $75,953                 $14,642              $11,802
                                                            =======                 =======              =======


                                                1997                1997                1997
                                             Acquisition         Acquisition         Acquisition
                                                 II                  III                 IV
                                             Properties          Properties          Properties         Subtotal
                                            (Historical)        (Historical)        (Historical)         Carry
                                              Note 2(m)           Note 2(n)           Note 2(o)         Forward
                                            ------------       -------------       --------------      ---------
REVENUES:
Rental Income.........................        $5,692            $1,945               $1,857           $117,782
Tenant Recoveries and
  Other Income........................         1,203               244                  207             25,953
    Total Revenues....................         6,895             2,189                2,064            143,735
                                              ------            ------               ------           --------
EXPENSES:
  Real Estate Taxes...................         1,433               222                  217             23,121
  Repairs and Maintenance.............           409               168                   77              8,172
  Property Management.................           237                91                   39              4,757
  Utilities...........................            47                51                   63              4,070
  Insurance...........................            50                14                   35              1,376
  Other...............................            31                 4                    5              1,156
  General and Administrative..........           ---               ---                  ---              4,014
  Interest Expense....................           ---               ---                  ---              4,685
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs..........           ---               ---                  ---                196
  Depreciation and Other
    Amortization......................           ---               ---                  ---              6,310
    Total Expenses....................         2,207               550                  436             57,857
                                              ------            ------               ------           --------
Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item..................         4,688             1,639                1,628             85,878
Gain on Sale of Properties............           ---               ---                  ---              4,344
                                              ------            ------               ------           --------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item..................         4,688             1,639                1,628             90,222
Equity in Income of Other Real
  Estate Partnerships.................           ---               ---                  ---             20,130
Income Before Extraordinary
  Item................................        $4,688            $1,639               $1,628           $110,352
                                              ======            ======               ======           ========


    The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                   1997          1997          1997          1997
                                                Acquisition   Acquisition   Acquisition   Acquisition
                                                     V            VI            VII          VIII                         First
                                    Subtotal     Properties    Properties    Properties    Properties    Pro Forma      Industrial,
                                     Carry      (Historical)  (Historical)  (Historical)  (Historical)  Adjustments        L.P.
                                    Forward       Note 2(p)    Note 2(q)     Note 2(r)     Note 2(s)     Note 2(t)       Pro Forma
                                   ---------   -------------  ------------  ------------  ------------  -----------     -----------
REVENUES:
  Rental Income ...............    $117,782        $5,822        $2,076        $3,232        $373        $     --         $129,285
  Tenant Recoveries and
    Other Income ..............      25,953           791           553           744          12              --           28,053
                                   --------        ------        ------        ------        ----        --------         --------
      Total Revenues ..........     143,735         6,613         2,629         3,976         385              --          157,338
                                   --------        ------        ------        ------        ----        --------         --------
EXPENSES:
  Real Estate Taxes ...........      23,121           659           213           750          --              --           24,743
  Repairs and Maintenance .....       8,172           560           203           507          22              --            9,464
  Property Management .........       4,757           234           146            60          --              --            5,197
  Utilities ...................       4,070           187            27           174          10              --            4,468
  Insurance ...................       1,376            88            24            40          13              --            1,541
  Other .......................       1,156            52            78            84          --              --            1,370
  General and Administrative ..       4,014            --            --            --          --              --            4,014

  Interest Expense ............       4,685            --            --            --          --          18,429           23,114
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs ..         196            --            --            --          --              --              196
  Depreciation and Other
    Amortization ..............       6,310            --            --            --          --          18,975           25,285
                                   --------        ------        ------        ------        ----        --------         --------
      Total Expenses ..........      57,857         1,780           691         1,615          45          37,404           99,392
                                   --------        ------        ------        ------        ----        --------         --------
Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item ..........      85,878         4,833         1,938         2,361         340         (37,404)          57,946
Gain on Sale of Properties ....       4,344            --            --            --          --              --            4,344
                                   --------        ------        ------        ------        ----        --------         --------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item ..........      90,222         4,833         1,938         2,361         340         (37,404)          62,290
Equity in Income of Other
  Real Estate Partnerships ....      20,130            --            --            --          --           1,547           21,677
                                   --------        ------        ------        ------        ----        --------         --------
Income Before Extraordinary
  Item ........................    $110,352        $4,833        $1,938        $2,361        $340        $(35,857)        $ 83,967
                                   ========        ======        ======        ======        ====        ========         ========

     The accompanying notes are an integral part of the pro forma financial statement.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 92.4% ownership interest at December 31, 1996.

The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1996 through December 31, 1996 and the acquisition of 27 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Operating Partnership between January 1, 1996 and April 10, 1996, the acquisition of 14 properties (the "Acquisition Properties") and 43 properties (the "1996 Acquisition Properties") between April 11, 1996 and December 31, 1996, one property acquired on January 9, 1997 (the "1997 Acquisition Property"), and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are included in Amendment No. 3 to Form S-3 dated April 30, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 33 properties acquired through December 5, 1997 (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, 9 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 93 properties on October 30, 1997, two properties on December 4, 1997 and 10 properties on January 30, 1998 (together, the "Pacifica Acquisition Properties"), 64 properties acquired on December 9, 1997 (the "Sealy Acquisition Properties"), 23 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") and seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997, 28 properties and one property scheduled to be acquired by March 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired during the period November 1, 1997 through December 31, 1997 which are reported on Form 8-K/A No.1 dated December 11, 1997 and four properties (the "1997 Acquisition IV Properties") and three properties (the "1997 Acquisition VIII Properties") acquired during the period November 1, 1997 through December 31, 1997 reported on this Form 8-K/A No.2.

     The accompanying unaudited pro forma statement of operations for the year ended December 31, 1996 has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 statement of operations of the Operating Partnership. The unaudited pro forma statement of operations for the year ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 general partnership units in the Operating Partnership (the "Units") issued on February 2, 1996 (the "February 1996 Capital Contribution"), the 5,750,000 Units issued on October 25, 1996 (the "October 1996 Capital Contribution"), the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution"), the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution"), the 637,440 Units issued on September 16, 1997 (the "September 1997 Capital Contribution"), the 5,400,000 Units issued on October 15, 1997 (the "October 1997 Capital Contribution"), the assumption of $66.5 million of secured debt, the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes") and the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes") had been completed on January 1, 1996.

     The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the year ended December 31, 1996 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

    (a) The historical operations reflect income from continuing operations of the Operating Partnership for the period January 1, 1996 through December 31, 1996 as reported on the Operating Partnership's Amendment No. 3 to Form S-3 dated April 30, 1997.

    (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

    (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

    (d) The historical operations reflect the operations of the Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

    (e) The historical operations reflect the operations of the 1996 Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

    (f) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1996 through December 31, 1996.

    (g) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1996 through December 31, 1996.

    (h) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1996 through December 31, 1996.

    (i) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

    (j) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1996 through December 31, 1996.

    (k) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1996 through December 31, 1996.

    (l) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1996 through December 31, 1996.

    (m) The historical operations reflect the operations of the 1997 Acquisition II Properties for the period January 1, 1996 through December 31, 1996.

    (n) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1996 through December 31, 1996.

    (o) The historical operations reflect the operations of the 1997 Acquisition IV Properties for the period January 1, 1996 through December 31, 1996.

    (p) The historical operations reflect the operations of the 1997 Acquisition V Properties for the period January 1, 1996 through December 31, 1996.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

    (q) The historical operations reflect the operations of the 1997 Acquisition VI Properties for the period January 1, 1996 through December 31, 1996.

    (r) The historical operations reflect the operations of the 1997 Acquisition VII Properties for the period January 1, 1996 through December 31, 1996.

    (s) The historical operations reflect the operations of the 1997 Acquisition VIII Properties for the period January 1, 1996 through December 31, 1996.

    (t) In connection with the First Highland Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million (the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

   In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   In connection with the purchase of the Sealy Acquisition Properties, the Operating Partnership assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan I"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   In connection with the purchase of the 1997 Acquisition II Properties, the Operating Partnership assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   In connection with the purchase of the 1997 Acquisition IV Properties, the Operating Partnership assumed a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

   The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus 2% for borrowings under the Operating Partnership's $150 million secured revolving credit facility (the "1994 Acquisition Facility") for the assumed earlier purchase of the Other Acquisition Properties offset by the interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Capital Contribution.

   The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 2% for borrowings under the 1994 Acquisition Facility or LIBOR plus 1.1% for borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties and the 1996 Acquisition Properties, offset by the related interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Capital Contribution.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

   The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 1% for borrowings under the 1996 Acquisition Facility or LIBOR plus .8% for borrowings under the Operating Partnership's $300 million unsecured acquisition facility (the "1997 Unsecured Acquisition Facility") for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties, the 1997 Acquisition VII Properties and the 1997 Acquisition VIII Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contribution and Series C Preferred Capital Contribution and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Capital Contribution and the October 1997 Capital Contribution and also reflects an increase in interest expense due to the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes as if such unsecured debt was outstanding as of January 1, 1996.

   The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties, the 1997 Acquisition VII Properties and the 1997 Acquisition VIII Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996 and if such properties were acquired on January 1, 1996.

   The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of an acquisition made by First Industrial Pennsylvania Partnership, L.P., an acquisition made by First Industrial Indianapolis, L.P. and the operations of an acquisition made by First Industrial Financing Partnership, L.P.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                FIRST INDUSTRIAL, L.P.
                                BY: FIRST INDUSTRIAL REALTY TRUST, INC.



February 25, 1998               By: /s/  Michael J. Havala
                                   ----------------------------------
                                         Michael J. Havala
                                         Chief Financial Officer
                                         (Principal Financial and
                                         Accounting Officer)

                                 EXHIBIT INDEX




Exhibit No.   Description
-----------   -----------
    23        Consent of Coopers & Lybrand L.L.P.,
              Independent Accountants



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